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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 31, 2003

                                   MAXXAM INC.
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-3924
                            (Commission File Number)

                                   95-2078752
                     (I.R.S. Employer Identification Number)

         5847 SAN FELIPE, SUITE 2600                         77057
               HOUSTON, TEXAS                             (Zip Code)
  (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 975-7600

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ITEM 9.  REGULATION FD DISCLOSURE

         Attached hereto as Exhibit 99.1 is a press release issued by the
Registrant on March 31, 2003 regarding its 2002 fourth quarter and twelve month results. Pursuant to Release 34-47583, this information is being provided under
Item 12. Results of Operations and Financial Conditions.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         MAXXAM INC.
                                                        (Registrant)

Date: April 1, 2003              By:                /s/ Bernard L. Birkel
                                    --------------------------------------------------------
                                                      Bernard L. Birkel
                                       Secretary and Senior Assistant General Counsel

                                  EXHIBIT INDEX

Exhibit 99.1: Earnings Release issued on March 31, 2003